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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


         Date of Report (Date of earliest event reported): May 11, 2001


                           AVALONBAY COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         MARYLAND                         1-12672                77-0404318
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


          2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 329-6300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.

         On May 11, 2001, AvalonBay Communities, Inc. (the "Company") published and mailed notice that it will redeem all outstanding shares of its 9.00% Series F Cumulative Redeemable Preferred Stock (the "Series F Preferred Stock") on June 11, 2001 at a price of $25.00 per share, plus $0.1625 in accrued and unpaid dividends to the redemption date, for an aggregate redemption price of $25.1625 per share of Series F Preferred Stock. For further information concerning the redemption, see the press release and the Notice of Redemption to the holders of Series F Preferred Stock which are filed as exhibits to this report.






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

EXHIBIT NO.                        DESCRIPTION

99.1              Press release of the Company, dated May 9, 2001.

99.2              Notice of Redemption, dated May 11, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                      AVALONBAY COMMUNITIES, INC.



Dated:  May 11, 2001                  By:     /s/ EDWARD M. SCHULMAN
                                         ---------------------------------------
                                      Name:   Edward M. Schulman
                                      Title:  Vice President-General Counsel





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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1               Press release of the Company, dated May 9, 2001.

99.2               Notice of Redemption, dated May 11, 2001.